Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and contingencies [Abstract]
Commitments and contingencies
19.	Commitments and contingencies

a.	In accordance with Mexican tax law, the tax authorities are empowered to examine transactions carried out during the five years prior to the most recent income tax return filed.

b.
In accordance with the Mexican tax Law, companies carrying out transactions with related parties are subject to certain requirements as to the determination of prices, which should be like those used in arm’s-length transactions. Should the tax authorities examine the transactions and reject the related-party prices, they could assess additional taxes plus the related inflation adjustment and interest, in addition to penalties of up to 100% of the omitted taxes.

c.
On September 10, 2019, and as amended on March 28, 2021, July 11, 2023  and the extension on January 19, 2024, the Group signed a Hotel Management Agreement with AMR Operaciones MX, S. de R L. de C. V. (AMR). Under this contract, AMR is solely engaged as an exclusive managing agent of the 1,016 keys  with the brands Vivid (400 keys) and Dreams (616 keys) of the Cancun complex on behalf of the Company, in exchange of certain fees for the services provided. The period commencing from the opening date and ending on December 31 of the 25th full Fiscal Year following the opening date

d.
On May 11, 2022, the Group signed a Hotel Services Agreement with Hyatt of Mexico, S.A. de C.V. (“Hyatt”). Under this contract, Hyatt is solely engaged as an exclusive managing agent of the Andaz Hotel on behalf of the Company, in exchange of certain fees for the services provided. The period commencing from the opening date and ending on December 31 of the 20th full Fiscal Year following the opening date.

e.
On May 11, 2022, the Group signed a Hotel Management Agreement with Ennismore Holdings US Inc. (“Accor”). Under this contract, Accor is solely engaged as an exclusive managing agent of the Mondrian Hotel on behalf of the Company, in exchange of certain fees for the services provided. The period commencing from the opening date and ending on December 31 of the 20th full Fiscal Year following the opening date.

f.
In March 2024, in connection with the A&R BCA aforementioned, the shareholders transferred 1,250,000 shares to certain vendors of Murano World as advance consideration for future construction and marketing services. Since these services have not yet been received, no increase in assets nor equity has been recognized as of the date of these condensed consolidated and combined interim financial statements.

g.
The Group has analyzed the risk of a future covenant breach under the terms of the NAFIN loan agreement (Note 10), due to non-compliance with the covenant that requires the Dreams Hotel to be open and operating as at June 1, 2025.  The Group has and is actively in discussions with the lender to obtain a waiver for this covenant.

h.
The Group has analyzed the risk of future covenant breaches in the following twelve months under the terms of the Senior Secured Notes and lease agreements.  As referred to in the Going Concern Note 2c, in order to to address and mitigate the risks of such future possible covenant breaches including payment of debt service and cash reserve requirements, amongst others.  The Murano Group has hired specialist professional advisors who are experienced in debt restructuring, to advise the Murano Group on a plan to execute a possible  restructuring of the Senior Secured Notes.  Whilst the terms of such a restructuring of the Senior Secured Notes have not yet been agreed with the noteholders, Management believes that, based on the advice and experience of the professional advisors, such a restructuring plan like to be successful.

i.
In addition to defaults existing as of December 31, 2024, the payment defaults described in note 20f., could also trigger cross defaults under other debt and lease instruments in respect of which the Group is an obligor.